UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002


     PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2000, relating to the Home Equity Asset Backed Certificates, Series 2000-HE-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
             (Exact name of registrant as specified in its charter)


       Delaware                    333-15685-02               06-1204982
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

1285 Avenue of the Americas
New York, New York                                             10019
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)713-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's PaineWebber Mortgage Acceptance Corporation IV Home Equity Asset Backed Certificates, Series 2000-HE-1 (the "Certificates") pursuant to
"no-action"  positions  taken by the  Securities  and Exchange  Commission  with
respect  to  alternative   means  of  satisfying  the   Registrant's   reporting
obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2000 among PaineWebber Mortgage Acceptance Corp. IV, as depositor, BNC Mortgage Inc. and NC Capital Corporation as originators, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
Home Equity Asset Backed Certificates, Series 2000-HE-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 25, 2002            /s/ Diane E. Wallace
                                      ---------------------------------------
                                      Diane E. Wallace
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1            Statement to Certificateholders on November 25, 2002

                                  Exhibit 99.1


             Statement to Certificateholders on November 25, 2002



              PaineWebber Mortgage Acceptance Corporation IV Series 2000-HE-1
                                Statement to Certificate Holders
                                      November 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL         BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         86,000,000.00              0.00           0.00           0.00            0.00     0.00         0.00                0.00
A2         42,857,815.49     21,497,356.42   4,609,413.37     148,152.61    4,757,565.98     0.00         0.00       16,887,943.05
A3         17,000,000.00     17,000,000.00           0.00     121,550.00      121,550.00     0.00         0.00       17,000,000.00
A4         10,000,000.00     10,000,000.00           0.00      73,916.67       73,916.67     0.00         0.00       10,000,000.00
A5         21,021,742.00     21,021,742.00           0.00     145,750.74      145,750.74     0.00         0.00       21,021,742.00
M1         10,478,647.00     10,478,647.00           0.00      77,105.38       77,105.38     0.00         0.00       10,478,647.00
M2          7,335,053.00      7,335,053.00           0.00      56,663.28       56,663.28     0.00         0.00        7,335,053.00
B           6,287,188.06      6,287,188.00           0.00      49,773.57       49,773.57     0.00         0.00        6,287,188.00
BB          9,630,000.00      3,105,572.88      57,687.90      20,703.82       78,391.72     0.00         0.00        3,047,884.98
R                   0.00              0.00           0.00           0.00            0.00     0.00         0.00                0.00
TOTALS    210,610,445.55     96,725,559.30   4,667,101.27     693,616.07    5,360,717.34     0.00         0.00       92,058,458.03

X         209,572,935.42    101,867,717.81           0.00           0.00            0.00     0.00         0.00       97,296,893.27
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------   ----------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                          BEGINNING                                                         ENDING                      CURRENT
CLASS        CUSIP        PRINCIPAL           PRINCIPAL    INTEREST        TOTAL            PRINCIPAL        CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       69573C CY9         0.00000000       0.00000000     0.00000000     0.00000000        0.00000000       A1       1.963750 %
A2       69573C CZ6       501.59711068     107.55129064     3.45683998   111.00813062      394.04582004       A2       8.270000 %
A3       69573C DA0     1,000.00000000       0.00000000     7.15000000     7.15000000    1,000.00000000       A3       8.580000 %
A4       69573C DB8     1,000.00000000       0.00000000     7.39166700     7.39166700    1,000.00000000       A4       8.870000 %
A5       69573C DC6     1,000.00000000       0.00000000     6.93333312     6.93333312    1,000.00000000       A5       8.320000 %
M1       69573C DD4     1,000.00000000       0.00000000     7.35833357     7.35833357    1,000.00000000       M1       8.830000 %
M2       69573C DE2     1,000.00000000       0.00000000     7.72499940     7.72499940    1,000.00000000       M2       9.270000 %
B        69573C DF9       999.99999046       0.00000000     7.91666633     7.91666633      999.99999046       B        9.500000 %
BB       No. 1            322.48939564       5.99043614     2.14992939     8.14036552      316.49895950       BB       8.000000 %
TOTALS                    459.26287771      22.15987558     3.29336025    25.45323584      437.10300213

X        No. 1            486.07286817       0.00000000     0.00000000     0.00000000      464.26268294       X        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                       ----------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       4 New York Plaza, 6th floor
                            New York, New York 10004
                     Email: Gouri.s.mukherjee@jpmchase.com
                       ----------------------------------

                                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

Sec. 4.06(a)(i)          Scheduled Principal                                                  111,294.84

Sec. 4.06(a)(ii)         Gross Scheduled Interest                                             829,767.79

Sec. 4.06(a)(iii)        Beginning Overcollateralization Amount                             8,176,013.55
                         Beginning Overcollateralization Deficiency Amount                    416,476.80
                         Overcollateralization Release Amount                                       0.00
                         Target Overcollateralization Amount                                8,592,490.35
                         Monthly Excess Interest Amount                                       110,306.67
                         Monthly Excess Cashflow Amount                                        73,777.94

Sec. 4.06(a)(iii)        Ending Overcollateralization Amount                                8,286,320.22
Sec. 4.06(a) (xviiii)    Ending Overcollateralization Deficiency Amount                       306,170.13

Sec. 4.06(a)(iv)         Servicer Fee                                                          41,685.59


Sec. 4.06(a)(iv)         90 Day Special Servicing Fee                                          25,350.00
                         Prior Month Running Total                                            107,200.00
                         Total Special Service Fee Due                                        132,550.00
                         Amount Paid                                                                0.00
                         Ending Special Service Fee Due                                       132,550.00


Sec 4.06(a)(v)           Interest Advances                                                          0.00
                         Principal Advances                                                         0.00
                         Nonrecoverable Interest Advances                                           0.00
                         Nonrecoverable Principal Advances                                          0.00

Sec. 4.06(a)(vi)         Beginning Pool Stated Principal Balance                          101,867,717.81
                         Ending Pool Stated Principal Balance                              97,296,893.27

Sec. 4.06(a)(vii)        Net Mortgage Rate                                                  9.45397047 %

Sec. 4.06(a)(viii)       1 Month Delinquent Loan Count                                             62.00
                         1 Month Delinquent Loan Balance                                    4,233,277.39
                         2 Month Delinquent Loan Count                                             15.00
                         2 Month Delinquent Loan Balance                                    1,281,253.39
                         3 Month Delinquent Loan Count                                            143.00
                         3 Month Delinquent Loan Balance                                    9,300,120.50
                         Foreclosure Loan Count                                                    45.00
                         Foreclosure Loan Balance                                           2,605,315.12

Sec. 4.06(a)(ix)         REO Loan Count                                                            26.00
                         REO Loan Balance                                                   1,420,131.53

Sec. 4.06(a)(xviii)      Beginning Class A-1 Interest Carryforward Amount                           0.00
                         Beginning Class A-2 Interest Carryforward Amount                           0.00
                         Beginning Class A-3 Interest Carryforward Amount                           0.00
                         Beginning Class A-4 Interest Carryforward Amount                           0.00
                         Beginning Class A-5 Interest Carryforward Amount                           0.00
                         Beginning Class M-1 Interest Carryforward Amount                           0.00
                         Beginning Class M-2 Interest Carryforward Amount                           0.00
                         Beginning Class B Interest Carryforward Amount                             0.00


Sec. 4.06(a)(xii)        Prepayment Penalties                                                  78,391.72


Sec. 4.05(a)(xix)        Class A-1 Interest Carryforward Amount Paid                                0.00
                         Class A-2 Interest Carryforward Amount Paid                                0.00
                         Class A-3 Interest Carryforward Amount Paid                                0.00
                         Class A-4 Interest Carryforward Amount Paid                                0.00
                         Class A-5 Interest Carryforward Amount Paid                                0.00
                         Class M-1 Interest Carryforward Amount Paid                                0.00
                         Class M-2 Interest Carryforward Amount Paid                                0.00
                         Class B Interest Carryforward Amount Paid                                  0.00

Sec. 4.05(a)(xix)        Ending Class A-1 Interest Carryforward Amount                              0.00
                         Ending Class A-2 Interest Carryforward Amount                              0.00
                         Ending Class A-3 Interest Carryforward Amount                              0.00
                         Ending Class A-4 Interest Carryforward Amount                              0.00
                         Ending Class A-5 Interest Carryforward Amount                              0.00
                         Ending Class M-1 Interest Carryforward Amount                              0.00
                         Ending Class M-2 Interest Carryforward Amount                              0.00
                         Ending Class B Interest Carryforward Amount                                0.00

Sec. 4.06(a)(xiii)       Current Realized Loss                                                 71,717.84
                         Cumulative Realized Loss                                           2,674,107.10

Sec. 4.06(a)(xiv)        Current Applied Realized Loss                                              0.00
                         Cumulative Applied Realized Loss                                           0.00

Sec. 4.06(a)(xv)         Accrued A-1 Certificate Interest                                           0.00
                         Accrued A-2 Certificate Interest                                     148,152.61
                         Accrued A-3 Certificate Interest                                     121,550.00
                         Accrued A-4 Certificate Interest                                      73,916.67
                         Accrued A-5 Certificate Interest                                     145,750.74
                         Accrued M-1 Certificate Interest                                      77,105.38
                         Accrued M-2 Certificate Interest                                      56,663.28
                         Accrued B Certificate Interest                                        49,773.57

Sec. 4.06(a)(xvii)       Uncompensated Prepayment Interest Shortfalls                               0.00

Sec. 4.06(a)(xvii)       Trustee Fee                                                            1,307.30

Sec. 4.06(a)(xx)         Does a Trigger Event Exist?                                                  NO

Sec. 4.06(a)(xxi)        Available Funds                                                    5,282,325.63


Sec. 4.06(a)(xxii)       A-1 Interest Accrue Rate                                               1.9638 %
                         A-2 Interest Accrue Rate                                               8.2700 %
                         A-3 Interest Accrue Rate                                               8.5800 %
                         A-4 Interest Accrue Rate                                               8.8700 %
                         A-5 Interest Accrue Rate                                               8.3200 %
                         M-1 Interest Accrue Rate                                               8.8300 %
                         M-2 Interest Accrue Rate                                               9.2700 %
                         B Interest Accrue Rate                                                 9.5000 %

Sec. 4.06(a)(xxiii)      Liquidations                                                         264,964.19

Sec. 4.06(a)(xxv)        Repurchases                                                                0.00

Sec. 4.09(a)             Class BB Reserve Fund Beginning Balance                               90,000.00
                         Class BB Reserve Fund Withdrawal                                           0.00
                         Class BB Reserve Fund Interest Earnings Deposit                        7,243.44
                         Class BB Reserve Fund Ending Balance                                  97,243.44

Relief Act Interest Shortfall
A1 Relief Act Interest Shortfall
A2 Relief Act Interest Shortfall
A3 Relief Act Interest Shortfall
A4 Relief Act Interest Shortfall
A5 Relief Act Interest Shortfall
M1 Relief Act Interest Shortfall
M2 Relief Act Interest Shortfall
B Relief Act Interest Shortfall
